UNITED  STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 7, 2018

HILL-ROM HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Indiana (State or other jurisdiction of incorporation)	1-6651 (Commission File Number)	35-1160484 (IRS Employer Identification No.)

130 East Randolph Street Suite 1000 Chicago, IL (Address of principal executive offices)		60601 (Zip Code)
(312) 819-7200 (Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

☐ Emerging growth company (Indicate by check mark whether the registrant is an emerging growth company as defined in Rule
405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.b-2 of this chapter).

☐ If an emerging growth company, indicate by check mark of the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 2.05.     COSTS ASSOCIATED WITH EXIT OR DISPOSAL ACTIVITIES.

On March 7, 2018, Hill-Rom Holdings, Inc. (the “Corporation”) and Hill-Rom Company, Inc. and Hill-Rom Services, Inc. (both wholly-owned indirect subsidiaries of the Corporation), and Universal Hospital Services, Inc. (“UHS”) entered into a settlement agreement related to the Corporation’s previously disclosed litigation which, among other things, provided for the conveyance of certain net assets relating to the Corporation’s third party rental business, which is comprised of purchased moveable medical equipment that can be rented to customers, subject to the satisfaction of customary closing conditions (the “Divestiture”). UHS has agreed to drop its lawsuit against the Corporation as part of the settlement agreement. The Corporation anticipates that it will incur after tax charges of approximately $17 to $20 million relating to the Divestiture mainly during the fiscal second quarter of 2018 including: (i) charges of approximately $14 million relating to the carrying value of the net long-lived assets conveyed; and (ii) transaction related costs of approximately $3 to $6 million.

 Item 7.01.     REGULATION FD DISCLOSURE.

On March 12, 2018, the Corporation issued a press release announcing the Divestiture. A copy of the Corporation’s press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference into this Item 7.01.

The information contained in this Item 7.01 and in the accompanying Exhibit 99.1 shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or incorporated by reference in any filing under the Exchange Act or the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 9.01.     FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

99.1     Press release of Hill-Rom Holdings, Inc., dated March 12, 2018 entitled “Hill-Rom Announces Divestiture of Third-Party Rental Business”

The press release may contain hypertext links to information on our website. The information on our website is not incorporated by reference into this Current Report on Form 8-K and does not constitute a part of this Current Report on Form 8-K.

EXHIBIT INDEX

Exhibit Number	Exhibit Description

99.1	Press release of Hill-Rom Holdings, Inc., dated March 12, 2018 entitled "Hill-Rom Announces Divestiture of Third-Party Rental Business"

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HILL-ROM HOLDINGS, INC.
(Registrant)

DATE: March 12, 2018	By:	/s/ Deborah M. Rasin

	Name: Title:	Deborah M. Rasin Senior Vice President, Chief Legal Officer and Secretary